Exhibit 10.52

Execution Version

LETTER OF CREDIT CASH COLLATERAL AGREEMENT

THIS LETTER OF CREDIT CASH COLLATERAL AGREEMENT (the “Agreement”) is made and entered into as of April 26, 2005 by and among BEARINGPOINT, INC., a Delaware corporation (the “Borrower”), the Administrative Agent (defined below), and each of BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“BOA”), JPMORGAN CHASE BANK, N.A., a national banking association organized and existing under the laws of the United States (“JPMCB” and, together with BOA the “Issuing Banks” and individually an “Issuing Bank”), and BOA as Depositary (the “Depositary”) of the LC Account (defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement, defined below, notwithstanding the occurrence of the Facility Termination Date.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, N.A. as Administrative Agent (the “Administrative Agent”) and the Lenders party thereto from time to time have entered into a Credit Agreement dated as of December 17, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 17, 2005, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of March 24, 2005 (the “Credit Agreement”); and

WHEREAS, there are currently outstanding under the Credit Agreement the Letters of Credit listed on Schedule I hereto, having an aggregate undrawn Dollar Equivalent amount (as of the last Revaluation Date) of $87,697,828.54 (the “Letters of Credit”; the aggregate undrawn Dollar Equivalent amount of the Letters of Credit from time to time is referred to as the “Aggregate Available Amount”); and

WHEREAS, the Borrower has indicated its intention to terminate the Aggregate Commitments and to cause the Facility Termination Date to occur on April 26, 2005, and has requested in connection therewith that the Administrative Agent and the Issuing Banks provide for the continuing effectiveness and collateralization of the Letters of Credit, and the continuation and modification of certain of the other terms of the Credit Agreement, the Security Agreement dated as of December 23, 2004 (as amended on the date hereof and as from time to time amended, amended and restated, supplemented, modified or replaced, the “Security Agreement”), and the Guaranty Agreement dated as of December 23, 2004 (as amended on the date hereof and as from time to time amended, amended and restated, supplemented, modified or replaced, the “Guaranty”) in connection therewith notwithstanding the occurrence of the Facility Termination Date, and the Administrative Agent and the Issuing Banks are willing to provide for the same in consideration of and on the terms and conditions contained herein and in the Security Agreement and the Guaranty, as the same is or may hereafter be amended; and

WHEREAS, in connection with the termination of the Aggregate Commitments and the occurrence of the Facility Termination Date, the Issuing Banks have required the Borrower to deliver immediately available funds, and agree to make certain future such deliveries, all as herein provided, to the Administrative Agent for deposit into a non-interest bearing cash collateral deposit account under the sole and exclusive control of, and in the name of, the Administrative Agent on behalf of itself and the Issuing Banks (the “LC Account”; fully collected funds on deposit from time to time in the LC Account are referred to as the “LC Cash Collateral”), as collateral security for (x) the repayment of any future drawings under the Letters of Credit, (y) the payment of Letter of Credit Fees and certain other fees and charges as herein provided, and (z) the payment and satisfaction of all other obligations and liabilities of the Borrower now owing or hereafter arising in favor of the Administrative Agent or either of the Issuing Banks in connection with the Letters of Credit or other provisions of the Loan Documents that survive (or continue notwithstanding the occurrence of) the Facility Termination Date;

NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. LC Account; Cash Collateralization of Letter of Credit.

(a) Account Creation and Control. The Administrative Agent has established with the Depositary, and the Depositary shall maintain until instructed to the contrary by the Administrative Agent, the LC Account for the benefit of the Administrative Agent and the Issuing Banks and under the sole dominion and control of the Administrative Agent. The LC Account shall be a non-interest bearing cash collateral deposit account designated as BearingPoint, Inc. (Cash Collateral Account), Account No.                         . Without limiting the foregoing, the parties hereto agree that the Depositary will comply with all instructions originated by the Administrative Agent directing the disposition of funds now or hereafter in the LC Account without further consent of the Borrower or any other Person, and that the Depositary will not honor any instructions with respect to the LC Account other than those of the Administrative Agent.

Payment into the LC Account hereunder should be made to Bank of America, N.A. by a wire transfer of immediately available funds directed as follows:

Bank of America, N.A
Concord, CA
ABA# 121000358
Account No.:

(b) Initial Deposit and Additional Funding. As of the date hereof, LC Cash Collateral in the initial amount of 107.5% of the Aggregate Available Amount as of the date hereof has been deposited into the LC Account in accordance with this Agreement. Not later than the tenth (10th) Business Day of each month, the Administrative Agent shall select a Revaluation Date and thereupon determine whether the amount of LC Cash Collateral is less than 107.5% of the then Aggregate Available Amount, giving effect, inter alia, to any changes in the Dollar Equivalent determination thereof resulting from such Revaluation Date (the “LC Cash Collateral Threshold”), and in the event any such shortfall shall occur, the Administrative Agent shall give prompt written notice thereof

(in accordance with the notice provisions contained in the Credit Agreement, which provisions are incorporated by reference herein as provided below) and the Borrower, within one (1) Business Day of receipt of such notice, shall deliver to the Administrative Agent immediately available funds in an amount not less than such shortfall, which the Administrative Agent shall cause to be deposited into the LC Account as additional LC Cash Collateral.

(c) Payment of Letter of Credit Fee and Fronting Fees. Notwithstanding anything contained in the Credit Agreement to the contrary, and notwithstanding the occurrence of the Facility Termination Date, the Letter of Credit Fee in respect of each Letter of Credit provided for in Section 2.03(i) of the Credit Agreement and all the fees and charges payable under Section 2.03(j) of the Credit Agreement shall each be and remain payable hereunder in respect of the outstanding Letters of Credit, except that (i) the “Applicable Rate” shall (subject to the last sentence of this subsection (c)) be (w) from and including the date hereof through May 25, 2005, 1.75%, (x) 2.50% from and including May 26, 2005 through July 25, 2005, (y) 3.50% from and including July 26, 2005 through October 25, 2005, and (z) 4.50% at all times thereafter, (ii) the Letter of Credit Fees and fronting and other fees and charges shall be due and payable in full in arrears (x) on the last Business Day of each calendar month and (y) on the date when the Aggregate Available Amount shall have been reduced to $0 and no unpaid reimbursement obligations in respect of Letters of Credit shall exist, and (iii) not later than the third (3rd) Business Day after each date that Letter of Credit Fees and fronting and other fees and charges are due and payable hereunder, the Administrative Agent, prior to making any demand on the Borrower for payment of the same, and whether or not advance notice thereof shall have been given to the Borrower, shall withdraw from the LC Account sufficient funds (to the extent then available therein) for the payment of the same and shall promptly distribute such (x) Letter of Credit Fee amounts to the Lenders in accordance with their Applicable Percentages and (y) amount of fronting and other fees and charges as appropriate under Section 2.03(j) of the Credit Agreement; provided that the Administrative Agent shall be under no obligation to withdraw or disburse funds in respect of fees and charges payable under Section 2.03(j) of the Credit Agreement unless the applicable Issuing Bank shall have provided the Administrative Agent with timely notice of the applicable amounts due and owing to it. Such Letter of Credit Fees and fronting and other fees and charges shall continue to be computed in the manner provided in Section 2.10 of the Credit Agreement. In the event the Borrower enters into any other senior credit financing, or is issued a letter of credit, after the date hereof, and incurs or agrees to pay in connection therewith either a drawn spread over the Eurocurrency Rate (or similar LIBOR-based rate) or a fee substantially similar to the Letter of Credit Fee (the “New Spread”), then the Applicable Rate, commencing with the effective date of such financing or the issue date of such letter of credit, shall be the greater of (i) such rate as determined in this Section l(c) above and (ii) the New Spread plus 50 basis points.

(d) Drawings Under Letters of Credit. Upon a drawing under a Letter of Credit, the Issuing Bank shall give notice thereof (and of the date on which it intends to honor such drawing (the “Honor Date”)) to the Administrative Agent and, promptly upon receipt of such notice (and if practicable no later than the Honor Date), the

Administrative Agent shall withdraw from the LC Account sufficient funds (to the extent then available therein) for the reimbursement of the applicable Issuing Bank and pay such funds to the applicable Issuing Bank in reimbursement for such drawing. In the event that there shall at any time be insufficient funds then on deposit in the LC Account to fully fund any such drawing, upon notice thereof from the Administrative Agent, the Lender that is not the Issuing Bank with respect to such drawing shall promptly pay to the Issuing Bank its Applicable Percentage of such drawing, and such payment shall constitute the funding of its participation pursuant to the last sentence of Section 2.03(c)(iii) of the Credit Agreement. The parties acknowledge that the Lenders’ participations (and their rights and obligations in respect thereof) in the Letters of Credit arising under the Credit Agreement and the Borrower’s reimbursement obligations with respect to the Letters of Credit arising under the Credit Agreement shall continue hereunder, but that no Loans shall be available under the Credit Agreement in respect of drawings and each Lender’s obligation to fund its participation shall be subject only to the provision of this paragraph, notwithstanding anything to the contrary contained in Section 2.03 of the Credit Agreement.

(e) Reductions in Stated Amount. In the event any Letter of Credit is canceled or expires or in the event of any permanent reduction in the maximum amount available at any time for drawing under a Letter of Credit (i) the applicable Issuing Bank shall give prompt written notice thereof to the Administrative Agent and (ii) the Administrative Agent shall with reasonable promptness withdraw from the LC Account and return to the Borrower funds in an amount equal to the lesser of (x) the reduction in the Aggregate Available Amount resulting from such expiration, cancellation or reduction and (y) the amount that can be withdrawn from the LC Account without reducing LC Cash Collateral below the LC Cash Collateral Threshold.

2. Survival and Incorporation of Certain Provisions. Without limiting the foregoing, the following provisions of the Credit Agreement shall be and remain in full force and effect for all purposes hereof and of the Security Agreement and the Guaranty notwithstanding the occurrence of the Facility Termination Date, and are hereby (together with any definitions contained in the Credit Agreement referred to in such provisions, it being understood and agreed that (x) this Agreement shall constitute a Loan Document, (y) each Letter of Credit as herein defined constitutes a “Letter of Credit” as defined in the Credit Agreement, and (z) each Issuing Bank constitutes an L/C Issuer) incorporated by reference as if fully set forth herein:

(a) Section 1.08;

(b) Sections 2.03(c)(iii)-(vi), (d), (e), (f) and (h) (as modified by Section 1(d) hereof);

(c) Section 2.03(g)(iv), the Borrower hereby reaffirming the grant to the Administrative Agent of a lien upon and security interest in the LC Account and all LC Cash Collateral now or at any time on deposit in or in transit to the LC Account;

(d) Sections 2.03(i) and (j), as modified by Section l(c) hereof;

(e) Section 2.13;

(f) Article IX;

(g) Section 10.02;

(h) Section 10.04; and

(i) Section 10.05.

3. Fees and Expenses. The Borrower agrees to pay (a) all fees and expenses pertaining to the creation, maintenance and administration of the LC Account, and (b) promptly to the Administrative Agent all the costs and expenses, including reasonable attorneys fees and expenses, which any Issuing Bank may incur in connection with (i) the custody or preservation of the LC Cash Collateral, (ii) the exercise or enforcement of any of the rights of the Administrative Agent and any Issuing Bank hereunder, or (iii) the failure by the Borrower to perform or observe any of the provisions hereof.

4. No Delays; Waiver, Etc. No delay or failure on the part of the Administrative Agent or any Issuing Bank in exercising, and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Issuing Bank of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

5. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and the Issuing Banks.

6. Anti-Marshalling Provisions. Notwithstanding the existence of any other security interest in the LC Cash Collateral, the Administrative Agent shall have the right to determine the order in which any or all of the LC Cash Collateral and the Collateral (as defined in the Security Agreement) pursuant to the Security Agreement shall be subjected to the remedies provided in this Agreement and in the Security Agreement. The Borrower hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

7. Absolute Rights and Obligations. All rights of the Administrative Agent and the Issuing Banks, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of any other circumstances which might constitute a defense available to, or a discharge of, the Borrower in respect of any obligations or liabilities relating to or arising from the Letters of Credit or any fees payable in connection therewith or herewith.

8. Right of Setoff. Upon the failure of the Borrower to make any payments hereunder within the applicable time periods required hereby, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement to such Issuing Bank, irrespective of whether or not such Issuing Bank shall have made any demand under this Agreement and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that each Issuing Bank or their respective Affiliates may have. Each Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

9. Entire Agreement. This Agreement, together with the Payoff Letter dated as of April 26, 2005 by Bank of America, N.A., as Administrative Agent for the Lenders and as a Lender, and JPMorgan Chase Bank, N.A., as a Lender (the “Payoff Letter”), the Security Agreement, the Guaranty, and any other Loan Documents (or provisions thereof) that survive the Facility Termination Date, constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended except in writing by the parties hereto.

10. Further Assurances. The Borrower agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Administrative Agent or any Issuing Bank may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the LC Cash Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent and the Issuing Banks their rights, powers and remedies hereunder and pay all charges, expenses and fees the Administrative Agent or any Issuing Bank may reasonably incur in filing any of such documents and all taxes relating thereto.

11. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Borrower shall not be permitted to assign this Agreement or any interest herein without the prior written consent of the Administrative Agent and the Issuing Banks.

12. Severability. In case any lien, security interest or other right of the Administrative Agent or any Issuing Bank or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other lien, security interest or other right granted hereby or provision hereof.

13. Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

14. Notices. Any notice required or permitted hereunder shall be given as provided in Section 10.02 of the Credit Agreement.

15. Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

(b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 14 HEREOF, AND IN ACCORDANCE WITH SECTION 14 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE ANY PARTY HERETO FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER

HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER AND THE ISSUING BANK HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

[Signature page follows.]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Issuing Banks and the Depositary have caused this Letter of Credit Cash Collateral Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

BEARINGPOINT, INC., as Borrower

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

Letter of Credit Cash Collateral Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:
Name:	John E. Williams
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Depositary

By:
Name:	John E. Williams
Title:	Senior Vice President

Letter of Credit Cash Collateral Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ John E. Williams
Name:	John E. Williams
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Depositary

By:	/s/ John E. Williams
Name:	John E. Williams
Title:	Senior Vice President

Letter of Credit Cash Collateral Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Bank

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Vice President

Letter of Credit Cash Collateral Agreement

Signature Page